    TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

         [Vignette showing a woman, keyboard, abacus and computer disc]


T                          MICROFINANCIAL INCORPORATED

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


THIS CERTIFICATE IS TRANSFERABLE        COMMON STOCK         CUSIP 595072 10 9
 IN BOSTON, MA OR NEW YORK, NY
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS



THIS CERTIFIES THAT





is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

========================= MICROFINANCIAL INCORPORATED===========================

(hereinafter called the "Company") transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all provisions of the Articles of Organization and By-Laws of the Company as from time to time amended (copies of which are on file with the Company) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, The Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.



Dated:



/s/                                                    /s/

EXECUTIVE VICE PRESIDENT,      MICROFINANCIAL          PRESIDENT AND CHIEF
CHIEF OPERATING OFFICER         INCORPORATED           EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER,
TREASURER AND SECRETARY         INCORPORATED
                                   1987
                               MASSACHUSETTS
                                     *



COUNTERSIGNED AND REGISTERED
  STATE STREET BANK AND TRUST COMPANY
                          TRANSFER AGENT
                          AND REGISTERED


BY


                         AUTHORIZED SIGNATURE

                           MICROFINANCIAL INCORPORATED

THE COMPANY HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE COMPANY.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common              UNIF GIFT MIN ACT- ______ Custodian _______
TEN ENT -as tenants by the entireties                         (Cust)           (Minor)
 JT TEN -as joint tenants with right of
         survivorship and not as tenants                      under Uniform Gifts to Minors
         in common                                            Act_____________
                                                                    (State)


    Additional abbreviations may also be used though not in the above list.

   For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________



  _____________________________________________________________________________
  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.